EXHIBIT 10.57

SECOND AMENDMENT TO 59TH STREET REAL ESTATE RETENTION AGREEMENT

THIS SECOND AMENDMENT TO 59th STREET REAL ESTATE RETENTION AGREEMENT (this “Amendment”) is made as of the 22 day of December, 2014, by and among 731 RETAIL ONE LLC, a Delaware limited liability company, 731 RESTAURANT LLC, a Delaware limited liability company, and 731 OFFICE TWO LLC, a Delaware limited liability company, each having an office c/o Vornado Realty Trust, 888 Seventh Avenue, New York, New York  10019 (collectively, “Owner”), and VORNADO REALTY, L.P., a Delaware limited partnership, having an office at 210 Route 4 East, Paramus, New Jersey 07652 (“Vornado”).

R E C I T A L S

WHEREAS, 731 RESIDENTIAL LLC, a Delaware limited liability company and 731 COMMERCIAL LLC, a Delaware limited liability company (“Commercial LLC”), and Vornado, as agent, have heretofore entered into that certain 59th Street Real Estate Retention Agreement, dated  as of July 3, 2002, as amended by that certain Letter Agreement Relating to 59th Street Real Estate Retention Agreement by and among 731 RETAIL ONE LLC, a Delaware limited liability company, Commercial LLC and Vornado dated as of July 6, 2005, and as further amended by that certain Amendment to the 59th Street Real Estate Retention Agreement by and among Owner, 731 OFFICE ONE LLC, a Delaware limited liability company (“Office One LLC”), and Vornado dated as of January 1, 2007 (collectively, the “59th Street Retention Agreement.

WHEREAS, pursuant to that certain Termination Agreement dated as of February 28, 2014, Office One LLC was removed as a party to the 59th Street Retention Agreement.

WHEREAS, Owner and Vornado desire to further modify and amend the 59th Street Retention Agreement as set forth below.

NOW THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, Owner and Vornado hereby agree as follows:

1.      Nothwithstanding the provisions of Article II.C.1(b) of the 59th Street Retention Agreement requiring, among other things, the payment of fees and interest in Installments until such fees and interest thereon have been paid in full, Owner shall pay all outstanding accrued fees and interest thereon in full on or before December 31, 2014.

2.      The following amendment to the 59th Street Retention Agreement shall be effective from and after the date hereof:

Article II.C.1.(b) is hereby amended by deleting the following therefrom:

            “Notwithstanding the immediately preceding sentence, Vornado's fees under this Agreement and interest accrued with respect to such

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            fees will be payable in an aggregate amount not to exceed $4,000,000 in any calendar year (or such lesser amount as may be due Vornado hereunder), less any amounts paid to Vornado under that certain Real Estate Retention Agreement dated as of July 20, 1992, as amended, with respect to the same period.  Interest shall accrue on the unpaid fees outstanding hereunder from time to time at the 1-year LIBOR rate plus 100 basis points, such rate to be determined annually as of the first day of January of each year.  The fees and interest payable hereunder shall be paid in equal monthly installments (the “Installments”) until such fees and interest accrued thereon have been paid in full.  Installments shall be applied first to interest accrued hereunder and then to reduction of the fees outstanding hereunder from time to time.”

3.      This Amendment may be executed in several counterparts, each of which shall be deemed an original, and all of such counterparts together shall constitute one and the same instrument.

4.      All terms capitalized but not defined herein shall have the same meaning ascribed to such terms in the 59th Street Retention Agreement.  The marginal headings and titles to the paragraphs of this Amendment are not a part of this Amendment and shall have no effect upon the construction or interpretation of any part hereof.

5.      This Amendment is incorporated into and made a part of the 59th Street Retention Agreement, and the 59th Street Retention Agreement and all terms, conditions and provisions of the 59th Street Retention Agreement are ratified and confirmed in all respects and is and shall continue to be in full force and effect as modified and amended hereby.

6.      This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

7.      This Amendment constitutes the entire understanding of the parties with respect to the subject hereof and may not be amended except in a writing executed by the parties hereto.

8.      This Amendment shall be binding upon and inure to the benefit of the parties hereto, and their successors and permitted assigns.

[signature page follows]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

OWNER:

731 RETAIL ONE LLC, as sole member

By:    731 Commercial LLC, its sole member

By:      /s/ Joseph Macnow

Name: Joseph Macnow

Title:   Executive Vice President

By:    731 Commercial Holding LLC, as sole

          member

By:      /s/ Joseph Macnow

Name: Joseph Macnow

Title:   Executive Vice President

By:    Alexander’s, Inc., its sole member

By:      /s/ Joseph Macnow

Name: Joseph Macnow

Title:   Chief Financial Officer

731 RESTAURANT LLC

By:    731 Commercial LLC, as sole member

By:      /s/ Joseph Macnow

Name: Joseph Macnow

Title:   Executive Vice President

By:    731 Commercial Holding LLC, its sole

          member

By:      /s/ Joseph Macnow

Name: Joseph Macnow

Title:   Executive Vice President

By:    Alexander’s, Inc., its sole member

By:      /s/ Joseph Macnow

Name: Joseph Macnow

Title:    Chief Financial Officer

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731 OFFICE TWO LLC

By:    731 Office Two Holding LLC, as sole

          member

By:      /s/ Joseph Macnow

Name: Joseph Macnow

Title:   Executive Vice President

By:    Alexander’s, Inc., its sole member

By:      /s/ Joseph Macnow

Name: Joseph Macnow

Title:   Chief Financial Officer

VORNADO:

VORNADO REALTY, L.P.

By:    Vornado Realty Trust, as general partner

By:      /s/ Stephen Theriot

Name: Stephen W. Theriot

Title:   Chief Financial Officer

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